UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2024
WILLSCOT HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4646 E Van Buren St., Suite 400
Phoenix, Arizona 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of         1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

WillScot Mobile Mini Holdings Corp. (the “Company”) filed a certificate of amendment with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) amending, as of 12:01 a.m. EDT on July 29, 2024 (the “Effective Time”), the Company’s amended and restated certificate of incorporation, as amended (the “Amended Certificate of Incorporation”), to effect a change of the Company’s name from “WillScot Mobile Mini Holdings Corp.” to “WillScot Holdings Corporation” (the “Name Change”).

After the Effective Time, the Company’s common stock continues to trade on the Nasdaq Capital Market under the ticker “WSC.” The Name Change does not affect the rights of the Company’s shareholders and, pursuant to Delaware law, a shareholder vote was not necessary to effectuate the Name Change.

In addition, the Board of Directors of the Company (the “Board”) amended and restated the Company’s Fifth Amended and Restated Bylaws (now, the “Sixth Amended and Restated Bylaws”), effective as of the filing of the Certificate of Amendment, to reflect the Name Change.

The foregoing descriptions are only a summary of the Certificate of Amendment, the Amended Certificate of Incorporation and the Sixth Amended and Restated Bylaws, and are qualified in their entirety by reference to the full text of the Certificate of Amendment, the Amended Certificate of Incorporation and the Sixth Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment of the Certificate of Incorporation
3.2	Amended and Restated Certificate of Incorporation of WillScot Holdings Corporation, as amended
3.3	Sixth Amended and Restated Bylaws of WillScot Holdings Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Holdings Corporation

Dated: July 29, 2024	By:	/s/ Hezron Timothy Lopez
Name: Hezron Timothy Lopez
Title: Executive Vice President, Chief Legal & Compliance Officer & ESG